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===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): February 6, 2003

                           --------------------------



                       AMERICAN EXPRESS CREDIT CORPORATION
             (Exact name of registrant as specified in its charter)

                           --------------------------




        Delaware                       1-6908                  11-1988350
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



     One Christina Centre, 301 North
     Walnut Street, Suite 1002, Wilmington, Delaware          19801-2919
     -----------------------------------------------          ----------
       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (302) 594-3350
               ---------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

In relation to the Registrant's shelf registration (File No. 333-102373) relating to the offering from time to time of up to $18,170,000,000 of its debt securities, the Registrant has filed with the Securities and Exchange Commission a Pricing Supplement dated February 6, 2003, together with the accompanying Prospectus Supplement dated February 5, 2003 and Prospectus dated January 31, 2003. For purposes of incorporation by reference into such documents, the Registrant is filing as exhibits to this Current Report on Form 8-K (i) the consent of Faegre & Benson, LLP, special tax counsel to the Registrant, to the use of its opinion in connection with the offering of EXtendible Liquidity Securities'r' (EXLs'r') described in such Pricing Supplement and (ii) a form of Note relating to such EXLs'r'.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          4(u) Form of Senior Floating Rate Note (EXtendible Liquidity Securities'r' (EXLs'r')

          5     Consent of Faegre & Benson LLP




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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                          AMERICAN EXPRESS CREDIT CORPORATION
                                          (REGISTRANT)



                                          By /s/ Walker C. Tompkins
                                             -------------------------------
                                          Name:  Walker C. Tompkins
                                          Title: President









Date:   February 6, 2003




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                                  EXHIBIT INDEX

Item No.                   Description
--------                   -----------
4(u)          Form of Senior Floating Rate Note (EXtendible Liquidity
              Securities'r' (EXLs'r')

5             Consent of Faegre & Benson LLP


                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'